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                                                                  Exhibit 10.15



                              Employment Agreement
                              --------------------

     This Employment Agreement made as of the 21st day of December, 1995 by and between Object Design, Inc., a Delaware corporation (the "Company"), and Robert
N. Goldman of Westwood, Massachusetts (the Employee").

     WHEREAS, the Company wishes to employ the Employee as the President and Chief Executive Officer; and

     WHEREAS, the Employee desires to serve as the President and Chief Executive Officer of the Company;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Company and the Employee agree as follows:

     1. EMPLOYMENT. The Company hereby employs the Employee, and the Employee accepts employment with the Company. The Employee's title and duties at the start of this agreement shall be those of President and Chief Executive Officer of the Company. As such, the Employee shall report directly to the Company's Board of Directors.

     2. TERM OF EMPLOYMENT. There shall be no definite term of employment, and Employee shall be an employee at will. However, if the Employee's employment hereunder terminates for any reason, other than by the Company for cause or death or disability, the Company shall make Severance Payments to Employee equal to one year of Base Salary, payable over twelve (12) months. The Severance Payments shall be reduced, dollar for dollar, from any compensation received by Employee from other employment. "Cause" shall mean dishonesty or misappropriation of assets of the Company, gross failure to perform duties to the Company, or the Commission of a crime involving moral turpitude or constituting a felony.

     3. Compensation.
        ------------

     (a) During the term of this Agreement, the Company shall pay the Employee a Base Salary, payable in accordance with the Company's standard schedule for salary payments to its executives (but no less frequently than monthly) in arrears, in equal installments at an annual rate equal to $190,000. At the beginning of each fiscal year, the Board of Directors shall consider in its discretion increases in the base salary.

     (b) The Company shall pay Employee the Bonus set forth in Exhibit A upon the sale of the Company (including a change of control) or upon an initial public offering. Change of control shall include a merger in which the stockholders of the Company immediately before the merger own less than fifty percent (50%) of the voting securities of the surviving corporation immediately after the merger.


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     (c) All payments of salary and incentive compensation to the Employee shall be made after deduction of any taxes which are required to be withheld with respect thereto under applicable federal and state laws.

     4. OFFICE AND FRINGE BENEFITS. The Employee shall be provided with an office, secretary and other facilities and services commensurate with his position as a senior executive of the Company.

     5. EXPENSES. The Company shall reimburse the Employee for all reasonable business expenses incurred by the Employee in connection with his employment by the Company, including, without limitation, expenses of travel and entertainment. The Company shall promptly reimburse the Employee for all such expenses upon presentation of appropriate vouchers, receipts and other supporting documents as reasonably required by the Company.

     6. DUTY TO PERFORM SERVICES. The Employee shall devote his full time during normal business hours to rendering services to the Company hereunder, and shall exert all reasonable efforts in the rendering of such services. Nothing in this Agreement shall prohibit the Employee from:

          (a)  making and managing passive investments;

          (b)  serving on the Board of Directors of any company; and

          (c) engaging in religious, charitable or other community or nonprofit activities, provided none of the foregoing shall interfere with Employee's duties hereunder.

     The Employee agrees that in the rendering of all services to the Company and in all aspects of his employment as a senior level executive of the Company, he will comply in all material respects with all directives, policies, standards and regulations from time to time established by the Board of Directors of the Company to the extent they are not in conflict with this Agreement.

     8. VACATIONS; HOLIDAYS; SICK TIME. The Employee shall be entitled to vacation time, holiday time and sick leave in accordance with the Company's policies for senior executive officers, as in effect from time to time.

     9. CONFIDENTIAL INFORMATION. The Employee agrees to be bound by all other agreements between him and the Company.



                                       -2-


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     10. NOTICES. All notices, requests, demands and other communications required by or permitted under this Agreement shall be in writing and shall be sufficiently delivered if delivered by hand or sent by registered or certified mail, postage prepaid, to the parties at their respective addresses listed below:

          (a) if to the Employee:

          (b) if to the Company:

              Object Design, Inc.
              25 Mall Road
              Burlington, MA 01803

Any party may change such party's address by such notice to the other parties.

     11. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts.

     12. BINDING UPON SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13. WAIVERS AND AMENDMENTS.

     (a) This Agreement may be amended, modified or supplemented, and any obligation hereunder may be waived, only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate as a waiver of any subsequent breach.

     (b) No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy by such party preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies hereunder are cumulative and are in addition to all other rights and remedies provided by law, agreement or otherwise.

     IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement on the date first above written.

                                   OBJECT DESIGN, INC.


                                   By: /s/ Gerald B. Bay
                                       ----------------------------
                                       Its

                                       /s/ Robert N. Goldman
                                       ----------------------------
                                       Robert N. Goldman


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                                  SCHEDULE A
                                  ----------

                  ODI                                 Goldman
                Equity                              Performance
               Value ($)                               Fee ($)
             ------------                          ------------
              20,000,000                               750,000
              25,000,000                             1,125,000
              30,000,000                             1,500,000
              35,000,000                             1,875,000
              40,000,000                             2,250,000
              45,000,000                             2,625,000
              50,000,000                             4,000,000
              55,000,000                             4,500,000
              60,000,000                             4,885,000
              65,000,000                             3,798,000
              70,000,000                             3,240,000
              75,000,000                             3,004,000
              80,000,000                             4,932,000
              85,000,000                             4,959,000
              90,000,000                             5,032,000
              95,000,000                             5,082,000
             100,000,000                             5,155,000
             105,000,000                             5,274,000
             110,000,000                             5,416,000
             115,000,000                             5,558,000
             120,000,000                             5,723,000
             125,000,000                             5,888,000
             130,000,000                             6,053,000
             135,000,000                             6,236,852
             140,000,000                             6,409,408
             145,000,000                             6,581,668
             150,000,000                             6,754,224
             155,000,000                             6,926,780
             160,000,000                             7,099,040
             165,000,000                             7,271,596
             170,000,000                             7,443,856
             175,000,000                             7,616,412
             180,000,000                             7,788,672
             185,000,000                             7,961,228
             190,000,000                             8,133,784
             195,000,000                             8,306,044
             200,000,000                             8,478,600
             205,000,000                             8,666,000
             210,000,000                             8,854,000
             215,000,000                             9,042,000
             220,000,000                             9,230,000
             225,000,000                             9,418,000
             230,000,000                             9,629,000
             235,000,000                             9,817,000
             240,000,000                            10,005,000
             245,000,000                            10,193,000
             250,000,000                            10,381,000



                                   Page 1 of 2


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                             Schedule A (cont'd)
                             -------------------


                   ODI                               Goldman
                 Equity                           Performance
                Value ($)                            Fee ($)
              ------------                        ------------
               255,000,000                         10,592,000
               260,000,000                         12,189,778
               265,000,000                         12,411,907
               270,000,000                         12,634,012
               275,000,000                         12,856,116
               280,000,000                         13,078,218
               285,000,000                         13,300,323
               290,000,000                         13,522,427
               295,000,000                         13,744,530
               300,000,000                         13,966,634
               305,000,000                         14,188,737
               310,000,000                         14,410,841
               315,000,000                         14,632,945
               320,000,000                         14,855,049
               325,000,000                         15,077,152
               330,000,000                         15,299,256
               335,000,000                         15,521,360
               340,000,000                         15,743,463
               345,000,000                         15,965,567
               350,000,000                         16,187,671
               355,000,000                         16,409,775
               360,000,000                         16,631,878
               365,000,000                         16,853,982
               370,000,000                         17,076,084
               375,000,000                         17,298,189
               380,000,000                         17,520,293
               385,000,000                         17,742,397
               390,000,000                         17,964,501
               395,000,000                         18,186,604
               400,000,000                         18,408,708


Notes:

     1 The performance bonus will be paid in the same medium of consideration as is paid upon a liquidity event.

     2 At ODI equity values between those shown in the above schedule, the performance bonuses will be calculated by linearly interpolating between the two closest values.


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